SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 17, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1 BERKSHIRE HATHAWAY RELEASE
EX-99.2 CLAYTON HOMES RELEASE

Item 5. Other Events.

     On July 15, 2003, Berkshire Hathaway Inc., a Delaware corporation (“Berkshire Hathaway”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, in connection with the proposed merger of a subsidiary of Berkshire Hathaway with and into Clayton Homes, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of April 1, 2003, by and among Berkshire Hathaway, B Merger Sub Inc. and the Company.

     On July 16, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, reporting, among other things, that the Company’s stockholders voted to adjourn the Company’s July 16, 2003 special meeting of stockholders until July 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     99.1    Press Release issued by Berkshire Hathaway Inc.

     99.2    Press Release issued by Clayton Homes, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Berkshire Hathaway Inc.

99.2	Press Release issued by Clayton Homes, Inc.

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